FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
              FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
                     A series of First Investors Series Fund
                  FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
                   FIRST INVESTORS INSURED TAX EXEMPT FUND II
              A series of Executive Investors Trust FIRST INVESTORS
                      NEW YORK INSURED TAX FREE FUND, INC.
                FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND

Supplement dated March 7, 2002 to the Statement of Additional Information dated February 27, 2002



1. The following paragraphs are added after the last sentence on page 87 regarding pension and retirement benefits.


               Responsibilities of the Board of Directors/Trustees
               ---------------------------------------------------

      The Board of Directors/Trustees (the "Board") of First Investors Funds plays an important supervisory role with respect to oversight of the management of the Funds. Among other things, the Board is responsible for the annual approval of investment advisory and subadvisory contracts, evaluation of portfolio performance, and the oversight of decisions that have been made by the advisers and/or subadvisers pursuant to delegated authority.

      The Independent Directors have established an "Independent Directors Committee," which is comprised of all the Independent Directors. (Independent Directors are also known as Disinterested Directors, see page 86.) This Committee elects from its members a chairperson, who serves for a one-year term and until a successor is elected. The Independent Directors Committee is responsible for, among other things, nominating and selecting persons to serve as independent directors on the Board, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Directors with different backgrounds or skills, reviewing and setting the compensation of Independent Directors, overseeing each Fund's accounting and financial reporting, approving the selection, retention, or termination of auditors, evaluating the independence of the auditors, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, monitoring the performance and independence of legal counsel to the independent directors, and reviewing all matters that require approval of the independent directors under the 1940 Act and the rules thereunder. Presently, the Committee does not consider nominees recommended by shareholders. The Committee met 12 times last year.


*Independent Directors are also known as Disinterested Directors, see page 86.



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